              UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549



                              FORM 8-K/A NO. 1

Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act
                                   of 1934

                             __________________

                       Commission File Number 1-13102

     Date of Report (date of earliest event reported): DECEMBER 11, 1997


                     FIRST INDUSTRIAL REALTY TRUST, INC.
           (Exact name of Registrant as specified in its Charter)


        MARYLAND                                        36-3935116
(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                      Identification No.)




          311 S. WACKER DRIVE, SUITE 4000, CHICAGO, ILLINOIS 60606
                  (Address of principal executive offices)


                               (312) 344-4300
            (Registrant's telephone number, including area code)

                            ITEM 5.  OTHER EVENTS

        Since the filing of First Industrial Realty Trust, Inc. and its Subsidiaries' (the "Company") Form 8-K dated October 30, 1997, the Company acquired 84 industrial properties and three land parcels for future development from unrelated parties and one property from a related party during the period November 1, 1997 through December 31, 1997, exclusive of the 64 industrial properties acquired on December 9, 1997 (the "Sealy Acquisition Properties") which have been reported on the Company's Form 8-K dated October 30, 1997. The combined purchase price of the 85 industrial properties and three land parcels acquired totaled approximately $180.2 million, excluding development costs incurred subsequent to the acquisition of the land parcels and closing costs incurred in conjunction with the acquisition of the industrial properties and land parcels. The 85 industrial properties and three land parcels acquired are described below and were funded with working capital, the issuance of limited partnership units in First Industrial, L.P. (the "Units"), the issuance of $.01 par value common stock, borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility"), borrowings under the Company's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility"), the issuance of other unsecured debt and the assumption of secured debt. The Company will operate the facilities as industrial rental property. With respect to the land parcels purchased, the Company intends to develop the land parcels and operate the facilities as industrial rental property.

        In connection with the acquisition of 28 of the 85 industrial properties acquired during the period November 1, 1997 through December 31, 1997, the Company completed negotiations to acquire an additional industrial property (described below) by January 31, 1998 which will be funded with cash, the issuance of Units and the assumption of debt. The Company will operate this property as industrial rental property.

- On November 19, 1997, the Company exercised an option that was granted on March 19, 1996 to purchase a 100,000 square foot bulk warehouse property located in Indianapolis, Indiana for approximately $3.3 million. The property was purchased from Shadeland III Associates Limited Partnership, of which, one of the Company's Senior Regional Directors was a limited partner. Rental history commenced on August 1, 1997.

- On November 24, 1997, the Company purchased a land parcel located in Jeffersonville, Indiana for approximately $.9 million. The land parcel was purchased from the Indiana Port Commission.

- On December 5, 1997, the Company purchased three light industrial properties totaling 262,488 square feet located in Tempe, Arizona. The aggregate purchase price for these properties was approximately $18.8 million. The properties were purchased from Opus Estates, L.L.C.

- On December 5, 1997, the Company purchased a 174,854 square foot light industrial property located in Tempe, Arizona. The purchase price for the property was approximately $7.5 million. The property was purchased from Opus West, L.L.C. Rental history had not yet commenced as of the date of purchase.

- On December 9, 1997, the Company purchased a 100,000 square foot light industrial property located in Hicksville, New York. The purchase price for the property was approximately $3.2 million. The property was purchased from Sulzer Metco (U.S.) Inc. This property was owner occupied prior to purchase.

- On December 11, 1997, the Company purchased 28 light industrial properties totaling 919,843 square feet and two land parcels located in Tampa, Florida. The purchase price for these properties and land parcels was approximately $47.3 million which was funded with $45.9 million in cash and the issuance of 42,101 Units valued at $1.4 million. The properties and land parcels were purchased from TR Developers, Thompson & Rubin, TRA Limited, Thompson Center II Joint Venture, Thompson Center Adamo, L.P., Thompson-Rubin Sunventure, Ltd., D.C. Thompson, Ltd., TK Properties and Thompson Center II Joint Venture Land. In connection with this acquisition, the Company completed negotiations with TK-SV to acquire an additional 44,427 square foot light industrial property for approximately $3.2 million. This property acquisition will be funded with cash, the issuance of Units and the assumption of debt and is scheduled to close by January 31, 1998.

- On December 16, 1997, the Company purchased a 215,000 square foot light industrial property located in Hicksville, New York. The purchase price for the property was approximately $3.3 million. The property was purchased from General Semiconductor, Inc. This property was owner occupied prior to purchase.

- On December 19, 1997, the Company purchased a 98,052 square foot light industrial property located in Tempe, Arizona. The purchase price for the property was approximately $10.3 million. The property was purchased from Opus West Corporation. Rental history commenced on November 10, 1997.

- On December 23, 1997, the Company purchased 36 light industrial properties totaling 498,233 square feet in Salt Lake City, Utah. The purchase price for these properties was approximately $22.7 million. The properties were purchased from The Equitable Life Assurance Society of the United States.

- On December 23, 1997, the Company purchased a 623,832 square foot bulk warehouse property located in Denver, Pennsylvania for approximately $16.7 million. The property was purchased from F.W. Woolworth Company, a New York Corporation. The property was owner occupied prior to purchase.

- On December 23, 1997, the Company purchased two light industrial properties totaling 346,819 square feet located in Houston, Texas. The purchase price for these properties was approximately $11.1 million, which was funded with $7.5 million in cash and the assumption of $3.6 million of debt. The property was purchased from Midway Equities Cantex Commercial Properties.

- On December 29, 1997, the Company purchased a 255,470 square foot bulk warehouse property located in Hilliard, Ohio for approximately $7.4 million. The property was purchased from Arredondo Children's Trust.

- On December 29, 1997, the Company purchased a 21,900 square foot light industrial property located in Hauppauge, New York. The purchase price for the property was approximately $.7 million. The property was purchased from The Burmax Company, Inc. This property was owner occupied prior to purchase.

- On December 29, 1997, the Company purchased eight light industrial properties totaling 613,040 square feet in Ronkonkama, New York. The purchase price for these properties was approximately $27.0 million. The properties were purchased from The Equitable Life Assurance Society of the United States.

                 Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements:

                 Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition IV Properties - Unaudited.

                 Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition V Properties and Notes thereto with Independent Accountant's report dated December 30, 1997.

                 Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition VI Properties and Notes thereto with Independent Accountant's report dated January 9, 1998.

                 Combined Historical Statements of Revenues and Certain Expenses for the 1997 Acquisition VII Properties and Notes thereto with Independent Accountant's report dated January 9, 1998.

(b)     Pro Forma Financial Information:

                 Pro Forma Balance Sheet as of September 30, 1997.

                 Pro Forma Statement of Operations for the Nine Months Ended September 30, 1997.

                 Pro Forma Statement of Operations for the Year Ended December 31, 1996.


(c)     Exhibits.

Exhibits Number         Description
---------------         -----------
        23              Consent of Coopers & Lybrand L.L.P.,
                        Independent Accountants

                        INDEX TO FINANCIAL STATEMENTS

                                                                          PAGE

1997 ACQUISITION IV PROPERTIES

    Combined Historical Statements of Revenues and Certain Expenses
    for the 1997 Acquisition IV Properties for the Nine Months Ended
    September 30, 1997 and the Year Ended December 31, 1996
    --Unaudited.....................................................         5

1997 ACQUISITION V PROPERTIES

    Report of Independent Accountants...............................         6

    Combined Historical Statements of Revenues and Certain Expenses
    for the 1997  Acquisition V Properties for the Nine Months Ended
    September 30, 1997 and for the Year Ended December 31, 1996.....         7

    Notes to Combined Historical Statements of Revenues and Certain
    Expenses........................................................       8-9


1997 ACQUISITION VI PROPERTIES

    Report of Independent Accountants................................       10

    Combined Historical Statements of Revenues and Certain Expenses
    for the 1997  Acquisition VI Properties for the Nine Months Ended
    September 30, 1997 and for the Year Ended December 31, 1996......       11

    Notes to Combined Historical Statements of Revenues and Certain
    Expenses.........................................................    12-13

1997 ACQUISITION VII PROPERTIES

    Report of Independent Accountants................................       14

    Combined Historical Statements of Revenues and Certain Expenses
    for the 1997  Acquisition VII Properties for the Nine Months Ended
    September 30, 1997 and for the Year Ended December 31, 1996.......      15

    Notes to Combined Historical Statements of Revenues and Certain
    Expenses..........................................................   16-17

PRO FORMA FINANCIAL INFORMATION

    Pro Forma Balance Sheet as of September 30, 1997..................   18-19

    Pro Forma Statement of Operations for the Nine Months Ended
    September 30, 1997................................................   20-22

    Notes to Pro Forma Financial Statements...........................   23-26

    Pro Forma Statement of Operations for the Year Ended December 31,
    1996..............................................................   27-30

    Notes to Pro Forma Financial Statement............................   31-34

                        1997 ACQUISITION IV PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


        The Combined Historical Statements of Revenues and Certain Expenses as shown below, present the summarized results of operations of seven of 86 properties, of which 85 were acquired during the period November 1, 1997 through December 31, 1997 and one property scheduled to be acquired by January 31,1998 by First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") (collectively, the "1997 Acquisition IV Properties"). These statements are exclusive of 28 properties and one property scheduled to be acquired by January 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired by the Company which have been audited and are included elsewhere in this Form 8-K/ A No.1, additional parcels of land for future development, four properties occupied by the previous owner prior to acquisition and two properties in which rental history did not commence prior to September 30, 1997.

        The 1997 Acquisition IV Properties were acquired for an aggregate purchase price of approximately $40.6 million and have an aggregate gross leaseable area of 964,777 square feet. A description of each property is included in Item 5.


                                                   FOR THE NINE             FOR THE
                                                   MONTHS ENDED            YEAR ENDED
                                                SEPTEMBER 30, 1997     DECEMBER 31, 1996
                                                   (UNAUDITED)            (UNAUDITED)
                                                ------------------     -----------------
Revenues:
   Rental Income..............                  $            2,315     $           2,230
   Tenant Recoveries and Other Income......                    443                   219
                                                ------------------     -----------------
        Total Revenues.....................                  2,758                 2,449
                                                ------------------     -----------------

Expenses:
   Real Estate Taxes.......................                    329                   217
   Repairs and Maintenance.................                     94                    99
   Property Management.....................                     36                    39
   Utilities...............................                     62                    73
   Insurance...............................                     38                    48
   Other...................................                     17                     5
                                                ------------------     -----------------
        Total Expenses.....................                    576                   481
                                                ------------------     -----------------

Revenues in Excess of Certain Expenses.....     $            2,182     $           1,968
                                                ==================     =================

                      REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


        We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition V Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition V Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.1 dated December 11, 1997 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 1997 Acquisition V Properties' revenues and expenses.


        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition V Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.





                                        COOPERS & LYBRAND L.L.P.


Chicago, Illinois
December 30, 1997

                        1997 ACQUISITION V PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)




                                              FOR THE NINE
                                              MONTHS ENDED          FOR THE
                                           SEPTEMBER 30, 1997      YEAR ENDED
                                              (UNAUDITED)      DECEMBER 31, 1996
                                           ------------------  -----------------
Revenues:
   Rental Income........................   $            4,373  $           5,822
   Tenant Recoveries and Other Income...                  611                791
                                           ------------------  -----------------
       Total Revenues...................                4,984              6,613
                                           ------------------  -----------------

Expenses:
   Real Estate Taxes....................                  559                659
   Repairs and Maintenance..............                  380                560
   Property Management..................                  186                234
   Utilities............................                  140                187
   Insurance............................                   65                 88
   Other................................                   60                 52
                                           ------------------  -----------------
         Total Expenses.................                1,390              1,780
                                           ------------------  -----------------
Revenues in Excess of Certain Expenses..   $            3,594  $           4,833
                                           ==================  =================


The accompanying notes are an integral part of the financial statements.

                        1997 ACQUISITION V PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


1.      Basis of Presentation.

        The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 28 properties and two land parcels acquired on December 11, 1997 and one property scheduled to be acquired by January 31, 1998 (together, the "1997 Acquisition V Properties") by First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company").

        The 1997 Acquisition V Properties have an aggregate purchase price of approximately $50.5 million.





                                    SQUARE
                      # OF           FEET           DATE             DATE RENTAL
METROPOLITAN AREA  PROPERTIES    (UNAUDITED)      ACQUIRED        HISTORY COMMENCED
-----------------  -------------------------      --------        -----------------
Tampa, Florida        28          919,843     December 11, 1997    January 1, 1996
Tampa, Florida         1           44,427            (a)           January 1, 1996
                   -------------------------
   TOTAL              29          964,270
                   =========================

-------------------------------------------------------------------------
(a) The Company has completed negotiations to acquire this property by January 31, 1998.


        The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

        The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition V Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

        In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition
        The Statements have been prepared on the accrual basis of accounting.

        Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                         1997 ACQUISITION V PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


3.      FUTURE RENTAL REVENUES

        The 1997 Acquisition V Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:




                   1997
              Acquisition V
                Properties
              -------------
1997          $       5,398
1998                  5,372
1999                  4,415
2000                  3,290
2001                  2,002
Thereafter            4,225
              -------------
Total         $      24,702
              =============

                      REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


        We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition VI Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition VI Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.1 dated December 11, 1997 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 1997 Acquisition VI Properties' revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition VI Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.





                                                        COOPERS & LYBRAND L.L.P.
Chicago, Illinois
January 9, 1998

                        1997 ACQUISITION VI PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)




                                                  FOR THE NINE
                                                  MONTHS ENDED          FOR THE
                                               SEPTEMBER 30, 1997      YEAR ENDED
                                                  (UNAUDITED)      DECEMBER 31, 1996
                                               ------------------  -----------------
Revenues:
   Rental Income............................     $          1,622  $           2,076
   Tenant Recoveries and Other Income.......                  435                553
                                               ------------------  -----------------
       Total Revenues.......................                2,057              2,629
                                               ------------------  -----------------

Expenses:
   Real Estate Taxes........................                  148                213
   Repairs and Maintenance..................                  106                203
   Property Management......................                  107                146
   Utilities................................                   28                 27
   Insurance................................                   19                 24
   Other....................................                   27                 78
                                               ------------------  -----------------
         Total Expenses.....................                  435                691
                                               ------------------  -----------------
Revenues in Excess of Certain Expenses......   $            1,622  $           1,938
                                               ==================  =================


   The accompanying notes are an integral part of the financial statements.

                         1997 ACQUISITION VI PROPERTIES
    NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.      BASIS OF PRESENTATION.

        The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of 36 properties acquired by First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") on December 23, 1997 (the "1997 Acquisition VI Properties").

        The 1997 Acquisition VI Properties were acquired for an aggregate purchase price of approximately $22.7 million.



                                      SQUARE
                         # OF          FEET          DATE              DATE RENTAL
METROPOLITAN AREA     PROPERTIES   (UNAUDITED)     ACQUIRED         HISTORY COMMENCED
-----------------     ----------   -----------     ---------        -----------------
Salt Lake City, Utah     36         498,233     December 23, 1997    January 1, 1996
                      ------------------------
   TOTAL                 36         498,233
                      ========================


        The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

        The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition VI Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

        In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition
        The Statements have been prepared on the accrual basis of accounting.

        Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                        1997 ACQUISITION VI PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


3.      FUTURE RENTAL REVENUES

        The 1997 Acquisition VI Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:




                        1997
                   Acquisition VI
                     Properties
                   -------------
1997               $       1,803
1998                       1,375
1999                         902
2000                         563
2001                         245
Thereafter                   447
                   -------------
Total              $       5,335
                   =============

                      REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors of
     First Industrial Realty Trust, Inc.


        We have audited the accompanying combined historical statement of revenues and certain expenses of the 1997 Acquisition VII Properties as described in Note 1 for the year ended December 31, 1996. This financial statement is the responsibility of the 1997 Acquisition VII Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

        We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying combined historical statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No.1 dated December 11, 1997 of First Industrial Realty Trust, Inc. and is not intended to be a complete presentation of the 1997 Acquisition VII Properties' revenues and expenses. In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the 1997 Acquisition VII Properties for the year ended December 31, 1996 in conformity with generally accepted accounting principles.





                                        COOPERS & LYBRAND L.L.P.
Chicago, Illinois
January 9, 1998

                       1997 ACQUISITION VII PROPERTIES
       COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)




                                                 FOR THE NINE
                                                 MONTHS ENDED           FOR THE
                                              SEPTEMBER 30, 1997       YEAR ENDED
                                                 (UNAUDITED)       DECEMBER 31, 1996
                                              ------------------   -----------------
Revenues:
   Rental Income...........................   $            2,506   $           3,232
   Tenant Recoveries and Other Income......                  412                 744
                                              ------------------   -----------------
       Total Revenues......................                2,918               3,976
                                              ------------------   -----------------
Expenses:
   Real Estate Taxes.......................                  580                 750
   Repairs and Maintenance.................                  354                 507
   Property Management.....................                   45                  60
   Utilities...............................                  135                 174
   Insurance...............................                   27                  40
   Other...................................                    6                  84
                                              ------------------   -----------------
         Total Expenses....................                1,147               1,615
                                              ------------------   -----------------
Revenues in Excess of Certain Expenses.....   $            1,771   $           2,361
                                              ==================   =================


   The accompanying notes are an integral part of the financial statements.

                       1997 ACQUISITION VII PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


1.      Basis of Presentation.

        The Combined Historical Statements of Revenues and Certain Expenses (the "Statements") combined the results of operations of eight properties acquired by First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") on December 29, 1997 (the "1997 Acquisition VII Properties").

        The 1997 Acquisition VII Properties were acquired for an aggregate purchase price of approximately $27.0 million.


                                         SQUARE
                           # OF           FEET           DATE               DATE RENTAL
METROPOLITAN AREA       PROPERTIES    (UNAUDITED)      ACQUIRED          HISTORY COMMENCED
-----------------       ----------    -----------      --------          -----------------

Ronkonkama, New York       8              613,040   December 29, 1997     January 1, 1996
                        -------------------------
   TOTAL                   8              613,040
                        =========================


        The unaudited Combined Historical Statement of Revenues and Certain Expenses for the nine months ended September 30, 1997 reflects, in the opinion of management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

        The Statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the 1997 Acquisition VII Properties that may not be comparable to the expenses expected to be incurred in their proposed future operations. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

        In order to conform with generally accepted accounting principles, management, in preparation of the Statements, is required to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from these estimates.


Revenue and Expense Recognition
        The Statements have been prepared on the accrual basis of accounting.

        Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

                       1997 ACQUISITION VII PROPERTIES
   NOTES TO COMBINED HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            (DOLLARS IN THOUSANDS)


3.      FUTURE RENTAL REVENUES

        The 1997 Acquisition VII Properties are leased to tenants under net and semi-net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancelable operating leases in effect as of December 31, 1996 are approximately as follows:



                     1997
                Acquisition VII
                  Properties
                ---------------
1997            $         3,121
1998                      2,935
1999                      2,733
2000                      2,259
2001                      1,536
Thereafter                5,882
                ---------------
Total           $        18,466
                ===============

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                          First Industrial        Punia           Pacifica           Sealy              1997
                                           Realty Trust,      Acquisition A     Acquisition       Acquisition      Acquisition IIa
                                                Inc.            Properties       Properties        Properties        Properties
                                            (Historical)       (Historical)     (Historical)      (Historical)      (Historical)
                                             Note 2 (a)         Note 2 (b)       Note 2 (c)        Note 2 (d)        Note 2 (e)
                                          ----------------    -------------     ------------      ------------     ---------------
ASSETS
 Assets:
  Investment in Real Estate:
    Land................................     $   209,990        $   1,044       $   29,040       $   19,891          $    4,413
    Buildings and Improvements..........      1 ,183,333            5,919          164,560          112,716              25,007
    Furniture, Fixtures and
      Equipment.........................           1,423              ---              ---              ---                 ---
    Construction in Progress............          16,237              ---              ---              ---                 ---
    Less: Accumulated Depreciation......        (112,107)             ---              ---              ---                 ---
                                             -----------        ---------       ----------       ----------          ----------
      Net Investment in Real Estate.....       1,298,876            6,963          193,600          132,607              29,420

  Cash and Cash Equivalents.............           3,871           (5,796)        (171,094)         (99,625)            (18,647)
  Restricted Cash.......................           8,729              ---              ---              ---                 ---
  U.S. Government Securities, Net.......         307,344              ---              ---              ---                 ---
  Tenant Accounts Receivable, Net.......           7,118              ---              ---              ---                 ---
  Deferred Rent Receivable..............           9,660              ---              ---              ---                 ---
  Interest Rate Protection
      Agreements, Net...................              55              ---              ---              ---                 ---
  Deferred Financing Costs, Net.........           7,032              ---              ---              ---                 ---
  Prepaid Expenses and Other
      Assets, Net.......................          41,353              ---              ---              ---                 ---
                                             -----------        ---------       ----------       ----------          ----------
     Total Assets.......................     $ 1,684,038        $   1,167       $   22,506       $   32,982          $   10,773
                                             ===========        =========       ==========       ==========          ==========
LIABILITIES AND
     STOCKHOLDERS' EQUITY
 Liabilities:
  Mortgage Loans Payable................     $    95,794        $     ---       $      ---       $    7,996          $    4,195
  Defeased Mortgage Loan Payable........         300,000              ---              ---              ---                 ---
  Senior Unsecured Debt.................         349,170              ---              ---              ---                 ---
  Acquisition Facilities Payable........          92,600              ---              ---              ---                 ---
  Accounts Payable and
      Accrued Expenses..................          40,405              ---              ---              ---                 ---
  Rents Received in Advance
      and Security Deposits.............          10,448              ---              ---              ---                 ---
  Dividends/Distributions Payable.......          17,706              ---              ---              ---                 ---
                                             -----------        ---------       ----------       ----------          ----------
     Total Liabilities..................         906,123              ---              ---            7,996               4,195
                                             -----------        ---------       ----------       ----------          ----------
Minority Interest.......................          95,683            1,167           22,506           24,986               6,578
Commitments and Contingencies...........             ---              ---              ---              ---                 ---

 Stockholders Equity:
  Preferred Stock ($.01 par value,
    10,000,000 shares authorized,
    1,650,000, 40,000 and 20,000
    shares of Series A, B and C
    Cumulative Preferred Stock,
    respectively, issued and
    outstanding at September 30,
    1997)...............................              17              ---              ---              ---                 ---
  Common Stock ($.01 par value,
    100,000,000 shares authorized,
    30,892,739 shares issued and
    outstanding at September 30,
    1997)...............................             309              ---              ---              ---                 ---
  Additional Paid-in-Capital............         754,355              ---              ---              ---                 ---
  Distributions in Excess of
    Accumulated Earnings................         (70,387)             ---              ---              ---                 ---
  Unamortized Value of
    Restricted Stock Grants.............          (2,062)             ---              ---              ---                 ---
                                             -----------        ---------       ----------       ----------          ----------
     Total Stockholders' Equity.........         682,232              ---              ---              ---                 ---
                                             -----------        ---------       ----------       ----------          ----------

     Total Liabilities and
        Stockholders' Equity............     $ 1,684,038        $   1,167       $   22,506       $   32,982          $   10,773
                                             ===========        =========       ==========       ==========          ==========
                                                 1997
                                           Acquisition III
                                              Properties            Subtotal
                                             (Historical)            Carry
                                              Note 2 (f)            Forward
                                           ---------------         ---------
ASSETS
 Assets:
  Investment in Real Estate:
    Land................................     $    2,657          $  267,035
    Buildings and Improvements..........         15,053           1,506,588
    Furniture, Fixtures and
      Equipment.........................            ---               1,423
    Construction in Progress............            ---              16,237
    Less: Accumulated Depreciation......            ---            (112,107)
                                             ----------          ----------
      Net Investment in Real Estate.....         17,710           1,679,176

  Cash and Cash Equivalents.............        (17,710)           (309,001)
  Restricted Cash.......................            ---               8,729
  U.S. Government Securities, Net.......            ---             307,344
  Tenant Accounts Receivable, Net.......            ---               7,118
  Deferred Rent Receivable..............            ---               9,660
  Interest Rate Protection
      Agreements, Net...................            ---                  55
  Deferred Financing Costs, Net.........            ---               7,032
  Prepaid Expenses and Other
      Assets, Net.......................            ---              41,353
                                             ----------          ----------
     Total Assets.......................     $      ---          $1,751,466
                                             ==========          ==========
LIABILITIES AND
     STOCKHOLDERS' EQUITY
 Liabilities:
  Mortgage Loans Payable................     $      ---          $  107,985
  Defeased Mortgage Loan Payable........            ---             300,000
  Senior Unsecured Debt.................            ---             349,170
  Acquisition Facilities Payable........            ---              92,600
  Accounts Payable and
      Accrued Expenses..................            ---              40,405
  Rents Received in Advance
      and Security Deposits.............            ---              10,448
  Dividends/Distributions Payable.......            ---              17,706
                                             ----------          ----------
     Total Liabilities..................            ---             918,314
                                             ----------          ----------
Minority Interest.......................            ---             150,920
Commitments and Contingencies...........            ---                 ---

 Stockholders Equity:
  Preferred Stock ($.01 par value,
    10,000,000 shares authorized,
    1,650,000, 40,000 and 20,000
    shares of Series A, B and C
    Cumulative Preferred Stock,
    respectively, issued and
    outstanding at September 30,
    1997)...............................            ---                  17
  Common Stock ($.01 par value,
    100,000,000 shares authorized,
    30,892,739 shares issued and
    outstanding at September 30,
    1997)...............................            ---                 309
  Additional Paid-in-Capital............            ---             754,355
  Distributions in Excess of
    Accumulated Earnings................            ---             (70,387)
  Unamortized Value of
    Restricted Stock Grants.............            ---              (2,062)
                                             ----------          ----------
     Total Stockholders' Equity.........            ---             682,232
                                             ----------          ----------

     Total Liabilities and
        Stockholders' Equity............     $      ---          $1,751,466
                                             ==========          ==========

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                            PRO FORMA BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               1997              1997                1997               1997
                                                           Acquisition IV    Acquisition V      Acquisition VI     Acquisition VII
                                            Subtotal         Properties       Properties          Properties         Properties
                                             Carry          (Historical)     (Historical)        (Historical)       (Historical)
                                            Forward          Note 2 (g)       Note 2 (h)          Note 2 (i)         Note 2 (j)
                                           ---------       --------------    -------------      --------------     ---------------
ASSETS
 Assets:
  Investment in Real Estate:
    Land..............................     $  267,035       $    6,091       $     7,579          $     3,398        $    4,050
    Buildings and Improvements........      1,506,588           34,516            42,946               19,252            22,947
    Furniture, Fixtures and
      Equipment.......................          1,423              ---               ---                  ---               ---
    Construction in Progress..........         16,237              ---               ---                  ---               ---
    Less: Accumulated Depreciation....       (112,107)             ---               ---                  ---               ---
                                           ----------       ----------       -----------          -----------        ----------
     Net Investment in Real Estate....      1,679,176           40,607            50,525               22,650            26,997
  Cash and Cash Equivalents...........       (309,001)         (37,009)          (49,048)             (22,650)          (26,997)
  Restricted Cash.....................          8,729              ---               ---                  ---               ---
  U.S. Government Securities, Net.....        307,344              ---               ---                  ---               ---
  Tenant Accounts Receivable, Net.....          7,118              ---               ---                  ---               ---
  Deferred Rent Receivable............          9,660              ---               ---                  ---               ---
  Interest Rate Protection
      Agreements, Net.................             55              ---               ---                  ---               ---
  Deferred Financing Costs, Net.......          7,032              ---               ---                  ---               ---
  Prepaid Expenses and Other
      Assets, Net.....................         41,353              ---               ---                  ---               ---
                                           ----------       ----------       -----------          -----------        ----------
     Total Assets.....................     $1,751,466       $    3,598       $     1,477          $       ---        $      ---
                                           ==========       ==========       ===========          ===========        ==========
LIABILITIES AND
     STOCKHOLDERS' EQUITY
 Liabilities:
  Mortgage Loans Payable..............     $  107,985       $    3,598       $       ---          $       ---        $      ---
  Defeased Mortgage Loan Payable......        300,000              ---               ---                  ---               ---
  Senior Unsecured Debt...............        349,170              ---               ---                  ---               ---
  Acquisition Facilities Payable......         92,600              ---               ---                  ---               ---
  Accounts Payable and
      Accrued Expenses................         40,405              ---               ---                  ---               ---
  Rents Received in Advance
      and Security Deposits...........         10,448              ---               ---                  ---               ---
  Dividends/Distributions Payable.....         17,706              ---               ---                  ---               ---
                                           ----------       ----------       -----------          -----------        ----------
     Total Liabilities................        918,314            3,598               ---                  ---               ---
                                           ----------       ----------       -----------          -----------        ----------
Minority Interest.....................        150,920              ---             1,477                  ---               ---
Commitments and Contingencies.........            ---              ---               ---                  ---               ---

 Stockholders Equity:
  Preferred Stock ($.01 par value,
    10,000,000 shares authorized,
    1,650,000, 40,000 and 20,000
    shares of Series A, B and C
    Cumulative Preferred Stock,
    respectively, issued and
    outstanding at September 30,
    1997).............................             17              ---               ---                  ---               ---
  Common Stock ($.01 par value,
    100,000,000 shares authorized,
    30,892,739 shares issued and
    outstanding at September 30,
    1997).............................            309              ---               ---                  ---               ---
  Additional Paid-in-Capital..........        754,355              ---               ---                  ---               ---
  Distributions in Excess of
    Accumulated Earnings..............        (70,387)             ---               ---                  ---               ---
  Unamortized Value of
    Restricted Stock Grants...........         (2,062)             ---               ---                  ---               ---
                                           ----------       ----------       -----------          -----------        ----------
     Total Stockholders' Equity.......        682,232              ---               ---                  ---               ---
                                           ----------       ----------       -----------          -----------        ----------
     Total Liabilities and
        Stockholders' Equity..........     $1,751,466       $    3,598       $     1,477          $       ---        $      ---
                                           ==========       ==========       ===========          ===========        ==========
                                                                  First
                                                                Industrial
                                          Pro Forma            Realty Trust
                                          Adjustments              Inc.
                                          Note 2 (k)            Pro Forma
                                          -----------          ------------
ASSETS
 Assets:
  Investment in Real Estate:
    Land..............................    $    8,566           $  296,719
    Buildings and Improvements........        35,369            1,661,618
    Furniture, Fixtures and
      Equipment.......................           ---                1,423
    Construction in Progress..........           ---               16,237
    Less: Accumulated Depreciation....           ---             (112,107)
                                          ----------           ----------
     Net Investment in Real Estate....        43,935            1,863,890
  Cash and Cash Equivalents...........       444,705                   --
  Restricted Cash.....................           ---                8,729
  U.S. Government Securities, Net.....           ---              307,344
  Tenant Accounts Receivable, Net.....           ---                7,118
  Deferred Rent Receivable............           ---                9,660
  Interest Rate Protection
      Agreements, Net.................           ---                   55
  Deferred Financing Costs, Net.......           ---                7,032
  Prepaid Expenses and Other
      Assets, Net.....................           ---               41,353
                                          ----------           ----------
     Total Assets.....................    $  488,640           $2,245,181
                                          ==========           ==========
LIABILITIES AND
     STOCKHOLDERS' EQUITY
 Liabilities:
  Mortgage Loans Payable..............    $      ---           $  111,583
  Defeased Mortgage Loan Payable......           ---              300,000
  Senior Unsecured Debt...............       299,808              648,978
  Acquisition Facilities Payable......        11,622              104,222
  Accounts Payable and
      Accrued Expenses................           ---               40,405
  Rents Received in Advance
      and Security Deposits...........           ---               10,448
  Dividends/Distributions Payable.....           ---               17,706
                                          ----------           ----------
     Total Liabilities................       311,430            1,233,342
                                          ----------           ----------
Minority Interest.....................           ---              152,397
Commitments and Contingencies.........           ---                  ---

 Stockholders Equity:
  Preferred Stock ($.01 par value,
    10,000,000 shares authorized,
    1,650,000, 40,000 and 20,000
    shares of Series A, B and C
    Cumulative Preferred Stock,
    respectively, issued and
    outstanding at September 30,
    1997).............................           ---                   17
  Common Stock ($.01 par value,
    100,000,000 shares authorized,
    30,892,739 shares issued and
    outstanding at September 30,
    1997).............................            54                  363
  Additional Paid-in-Capital..........       177,156              931,511
  Distributions in Excess of
    Accumulated Earnings..............           ---              (70,387)
  Unamortized Value of
    Restricted Stock Grants...........           ---               (2,062)
                                          ----------           ----------
     Total Stockholders' Equity.......       177,210              859,442
                                          ----------           ----------
     Total Liabilities and
        Stockholders' Equity..........    $  488,640           $2,245,181
                                          ==========           ==========

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                               1997            Lazarus            Punia           Other 1997
                                       First Industrial     Acquisition         Burman         Acquisition       Acquisition
                                       Realty Trust, Inc.    Property         Properties        Properties        Properties
                                         (Historical)       (Historical)     (Historical)      (Historical)      (Historical)
                                          Note 3 (a)        Note 3 (b)        Note 3 (c)        Note 3 (d)        Note 3 (e)
                                       -----------------    ------------     ------------      ------------      ------------
REVENUES:
  Rental Income.......................    $  115,530        $        20       $    1,501       $     5,354       $     1,178
  Tenant Recoveries and
    Other Income......................        31,117                  5              374             1,157               482
  Interest Income on U.S.
    Government Securities.............         8,521                ---              ---               ---               ---
                                          ----------        -----------       ----------       -----------       -----------
     Total Revenues...................       155,168                 25            1,875             6,511             1,660
                                          ----------        -----------       ----------       -----------       -----------

EXPENSES:
  Real Estate Taxes...................        24,192                  4              396               983               448
  Repairs and Maintenance.............         6,134                  1              119               267                53
  Property Management.................         5,075                  1               59               124                21
  Utilities...........................         4,095                  3               77               268                 6
  Insurance...........................           389                ---               22                85                 9
  Other...............................         1,209                ---               37               ---               ---
  General and Administrative..........         4,264                ---              ---               ---               ---
  Interest Expense....................        34,788                ---              ---               ---               ---
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs.............................         2,093                ---              ---               ---               ---
  Depreciation and Other
    Amortization......................        27,468                ---              ---               ---               ---
                                          ----------        -----------       ----------       -----------       -----------
     Total Expenses...................       109,707                  9              710             1,727               537
                                          ----------        -----------       ----------       -----------       -----------

Income Before Disposition of
    Interest Rate Protection
    Agreements, Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item............        45,461                 16            1,165             4,784             1,123
Disposition of Interest Rate
    Protection Agreements.............         1,430                ---              ---               ---               ---
Gain on Sales of Properties...........         4,186                ---              ---               ---               ---
                                          ----------        -----------       ----------       -----------       -----------
Income Before Minority Interest
    and Extraordinary Item............        51,077                 16            1,165             4,784             1,123
Income Allocated to Minority
    Interest..........................        (3,502)               ---              ---               ---               ---
                                          ----------        -----------       ----------       -----------       -----------
Income Before Extraordinary
    Item..............................        47,575                 16            1,165             4,784             1,123
                                          ----------        -----------       ----------       -----------       -----------
Preferred Stock Dividends.............        (7,610)               ---              ---               ---               ---
                                          ----------        -----------       ----------       -----------       -----------
Income Before Extraordinary
    Item Available to Common
    Shareholders......................    $   39,965        $        16       $    1,165       $     4,784       $     1,123
                                          ==========        ===========       ==========       ===========       ===========
Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (30,139,896 for September 30,
    1997).............................    $     1.33
                                          ==========
Pro Forma Income Before
    Extraordinary Item Per
    Weighted  Average Common
    Share Outstanding (36,142,332
    for September 30, 1997, pro
    forma)............................
                                               1997
                                           Acquisition I
                                            Properties            Subtotal
                                           (Historical)            Carry
                                            Note 3 (f)            Forward
                                           -------------         ---------
REVENUES:
  Rental Income.......................      $      550           $  124,133
  Tenant Recoveries and
    Other Income......................             236               33,371
  Interest Income on U.S.
    Government Securities.............             ---                8,521
                                            ----------           ----------
     Total Revenues...................             786              166,025
                                            ----------           ----------

EXPENSES:
  Real Estate Taxes...................             194               26,217
  Repairs and Maintenance.............              31                6,605
  Property Management.................              22                5,302
  Utilities...........................               1                4,450
  Insurance...........................               5                  510
  Other...............................             ---                1,246
  General and Administrative..........             ---                4,264
  Interest Expense....................             ---               34,788
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs.............................             ---                2,093
  Depreciation and Other
    Amortization......................             ---               27,468
                                            ----------           ----------
     Total Expenses...................             253              112,943
                                            ----------           ----------

Income Before Disposition of
    Interest Rate Protection
    Agreements, Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item............             533               53,082
Disposition of Interest Rate
    Protection Agreements.............             ---                1,430
Gain on Sales of Properties...........             ---                4,186
                                            ----------           ----------
Income Before Minority Interest
    and Extraordinary Item............             533               58,698
Income Allocated to Minority
    Interest..........................             ---               (3,502)
                                            ----------           ----------
Income Before Extraordinary
    Item..............................             533               55,196
                                            ----------           ----------
Preferred Stock Dividends.............             ---               (7,610)
                                            ----------           ----------
Income Before Extraordinary
    Item Available to Common
    Shareholders......................      $      533           $   47,586
                                            ==========           ==========
Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (30,139,896 for September 30,
    1997).............................
Pro Forma Income Before
    Extraordinary Item Per
    Weighted  Average Common
    Share Outstanding (36,142,332
    for September 30, 1997, pro
    forma)............................

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                               Pacifica              Sealy                1997
                                                                              Acquisition          Acquisition       Acquisition II
                                                              Subtotal         Properties          Properties          Properties
                                                               Carry          (Historical)        (Historical)        (Historical)
                                                              Forward          Note 3 (g)          Note 3 (h)          Note 3 (i)
                                                             ---------        ------------        ------------       --------------
REVENUES:
  Rental Income........................................    $    124,133      $      13,400       $      12,169       $       4,779
  Tenant Recoveries and
    Other Income.......................................          33,371              2,925               1,452               1,120
  Interest Income on U.S.
    Government Securities..............................           8,521                ---                 ---                 ---
                                                           ------------      -------------       -------------       -------------
     Total Revenues....................................         166,025             16,325              13,621               5,899
                                                           ------------      -------------       -------------       -------------

EXPENSES:
  Real Estate Taxes....................................          26,217              1,802               1,646               1,423
  Repairs and Maintenance..............................           6,605              1,410               1,354                 240
  Property Management..................................           5,302                638                 587                 208
  Utilities............................................           4,450                459                 364                  36
  Insurance............................................             510                 86                 189                  44
  Other................................................           1,246                 40                 ---                   4
  General and Administrative...........................           4,264                ---                 ---                 ---
  Interest Expense.....................................          34,788                ---                 ---                 ---
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs..............................................           2,093                ---                 ---                 ---
  Depreciation and Other
    Amortization.......................................          27,468                ---                 ---                 ---
                                                           ------------      -------------       -------------       -------------
     Total Expenses....................................         112,943              4,435               4,140               1,955
                                                           ------------      -------------       -------------       -------------

Income Before Disposition of
    Interest Rate Protection
    Agreements, Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item.............................          53,082             11,890               9,481               3,944
Disposition of Interest Rate
    Protection Agreements..............................           1,430                ---                 ---                 ---
Gain on Sales of Properties............................           4,186                ---                 ---                 ---
                                                           ------------      -------------       -------------       -------------
Income Before Minority Interest
    and Extraordinary Item.............................          58,698             11,890               9,481               3,944
Income Allocated to Minority
    Interest...........................................          (3,502)               ---                 ---                 ---
                                                           ------------      -------------       -------------       -------------
Income Before Extraordinary
    Item...............................................          55,196             11,890               9,481               3,944
                                                           ------------      -------------       -------------       -------------
Preferred Stock Dividends..............................          (7,610)               ---                 ---                 ---
                                                           ------------      -------------       -------------       -------------
Income Before Extraordinary
    Item Available to Common
    Shareholders.......................................    $     47,586      $      11,890       $       9,481       $       3,944
                                                           ============      =============       =============       =============
Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (30,139,896 for September 30,
    1997)..............................................

Pro Forma Income Before
    Extraordinary Item Per
    Weighted  Average Common
    Share Outstanding (36,142,332
    for September 30, 1997, pro
    forma).............................................

                                                                 1997                1997
                                                            Acquisition III     Acquisition IV
                                                              Properties          Properties         Subtotal
                                                             (Historical)        (Historical)         Carry
                                                              Note 3 (j)          Note 3 (k)         Forward
                                                            ---------------   -----------------    ----------
REVENUES:
  Rental Income........................................      $     1,437          $     2,315      $   158,233
  Tenant Recoveries and
    Other Income.......................................              182                  443           39,493
  Interest Income on U.S.
    Government Securities..............................              ---                  ---            8,521
                                                             -----------          -----------      -----------
     Total Revenues....................................            1,619                2,758          206,247
                                                             -----------          -----------      -----------

EXPENSES:
  Real Estate Taxes....................................              157                  329           31,574
  Repairs and Maintenance..............................              109                   94            9,812
  Property Management..................................               66                   36            6,837
  Utilities............................................               44                   62            5,415
  Insurance............................................               11                   38              878
  Other................................................               40                   17            1,347
  General and Administrative...........................              ---                  ---            4,264
  Interest Expense.....................................              ---                  ---           34,788
  Amortization of Interest
    Rate Protection Agreements
    and Deferred Financing
    Costs..............................................              ---                  ---            2,093
  Depreciation and Other
    Amortization.......................................              ---                  ---           27,468
                                                             -----------          -----------      -----------
     Total Expenses....................................              427                  576          124,476
                                                             -----------          -----------      -----------

Income Before Disposition of
    Interest Rate Protection
    Agreements, Gain on Sales of
    Properties, Minority Interest
    and Extraordinary Item.............................            1,192                2,182           81,771
Disposition of Interest Rate
    Protection Agreements..............................              ---                  ---            1,430
Gain on Sales of Properties............................              ---                  ---            4,186
                                                             -----------          -----------      -----------
Income Before Minority Interest
    and Extraordinary Item.............................            1,192                2,182           87,387
Income Allocated to Minority
    Interest...........................................              ---                  ---          (3,502)
                                                             -----------          -----------      -----------
Income Before Extraordinary
    Item...............................................            1,192                2,182           83,885
                                                             -----------          -----------      -----------
Preferred Stock Dividends..............................              ---                  ---           (7,610)
                                                             -----------          -----------      -----------
Income Before Extraordinary
    Item Available to Common
    Shareholders.......................................      $     1,192          $     2,182      $    76,275
                                                             ===========          ===========      ===========

Income Before Extraordinary
    Item Per Weighted Average
    Common Share Outstanding
    (30,139,896 for September 30,
    1997)..............................................
Pro Forma Income Before
    Extraordinary Item Per
    Weighted  Average Common
    Share Outstanding (36,142,332
    for September 30, 1997, pro
    forma).............................................

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                              1997              1997                    1997
                                                                          Acquisition        Acquisition             Acquisition
                                                                               V                 VI                     VII
                                                          Subtotal         Properties         Properties             Properties
                                                           Carry          (Historical)       (Historical)           (Historical)
                                                          Forward          Note 3 (l)         Note 3 (m)             Note 3 (n)
                                                         ----------       ------------       ------------           ------------
REVENUES:
 Rental Income.....................................       $158,233            $4,373                $1,622                 $2,506
 Tenant Recoveries and
  Other Income.....................................         39,493               611                   435                    412
 Interest Income on U.S.
  Government Securities............................          8,521               ---                   ---                    ---
                                                          --------           -------               -------                -------
   Total Revenues..................................        206,247             4,984                 2,057                  2,918
                                                          --------           -------               -------                -------
EXPENSES:
 Real Estate Taxes.................................         31,574               559                   148                    580
 Repairs and Maintenance...........................          9,812               380                   106                    354
 Property Management...............................          6,837               186                   107                     45
 Utilities.........................................          5,415               140                    28                    135
 Insurance.........................................            878                65                    19                     27
 Other.............................................          1,347                60                    27                      6
 General and Administrative........................          4,264               ---                   ---                    ---
 Interest Expense..................................         34,788               ---                   ---                    ---
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs............................................          2,093               ---                   ---                    ---
 Depreciation and Other
  Amortization.....................................         27,468               ---                   ---                    ---
                                                          --------           -------               -------                -------
   Total Expenses..................................        124,476             1,390                   435                  1,147
                                                          --------           -------               -------                -------
 Income Before Disposition of
  Interest Rate Protection
  Agreements, Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item...........................         81,771             3,594                 1,622                  1,771
 Disposition of Interest Rate
  Protection Agreements............................          1,430               ---                   ---                    ---
 Gain on Sales of Properties.......................          4,186               ---                   ---                    ---
                                                          --------           -------               -------                -------
 Income Before Minority Interest
  and Extraordinary Item...........................         87,387             3,594                 1,622                  1,771
 Income Allocated to Minority
  Interest.........................................         (3,502)              ---                   ---                    ---
                                                          --------           -------               -------                -------
Income Before Extraordinary
  Item.............................................         83,885             3,594                 1,622                  1,771
                                                          --------           -------               -------                -------
 Preferred Stock Dividends.........................         (7,610)              ---                   ---                    ---
                                                          --------           -------               -------                -------
 Income Before Extraordinary
  Item Available to Common
  Shareholders.....................................        $76,275            $3,594                $1,622                 $1,771
                                                          ========           =======               =======                =======
 Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (30,139,896 for September 30,
  1997)............................................

 Pro Forma Income Before
  Extraordinary Item Per
  Weighted  Average Common
  Share Outstanding (36,142,332
  for September 30, 1997, pro
  forma)...........................................



                                                                                             First
                                                                 Pro Forma                Industrial
                                                                Adjustments           Realty Trust, Inc.
                                                                 Note 3 (o)                Pro Forma
                                                                -----------           ------------------
REVENUES:
 Rental Income.....................................              $       ---                $166,734
 Tenant Recoveries and
  Other Income.....................................                                           40,951
 Interest Income on U.S.
   Government Securities...........................                      ---                   8,521
                                                                    --------                --------
    Total Revenues.................................                      ---                 216,206
                                                                    --------                --------
EXPENSES:
 Real Estate Taxes.................................                      ---                  32,861
 Repairs and Maintenance...........................                      ---                  10,652
 Property Management...............................                      ---                   7,175
 Utilities.........................................                      ---                   5,718
 Insurance.........................................                      ---                     989
 Other.............................................                      ---                   1,440
 General and Administrative........................                      ---                   4,264
 Interest Expense..................................                   12,276                  47,064
 Amortization of Interest
  Rate Protection Agreements
  and Deferred Financing
  Costs............................................                      ---                   2,093
 Depreciation and Other
  Amortization.....................................                    9,801                  37,269
                                                                    --------                --------
    Total Expenses.................................                   22,077                 149,525
                                                                    --------                --------
 Income Before Disposition of
   Interest Rate Protection
   Agreements, Gain on Sales of
   Properties, Minority Interest
   and Extraordinary Item..........................                  (22,077)                 66,681
 Disposition of Interest Rate
  Protection Agreements............................                      ---                   1,430
 Gain on Sales of Properties.......................                      ---                   4,186
                                                                    --------                --------
 Income Before Minority Interest
   and Extraordinary Item..........................                  (22,077)                 72,297
 Income Allocated to Minority
   Interest........................................                   (4,955)                 (8,457)
                                                                    --------                --------
 Income Before Extraordinary
   Item............................................                  (27,032)                 63,840
                                                                    --------                --------
 Preferred Stock Dividends.........................                   (5,128)                (12,738)
                                                                    --------                --------
 Income Before Extraordinary
   Item Available to Common
   Shareholders....................................                 $(32,160)               $ 51,102
                                                                    ========                ========
 Income Before Extraordinary
   Item Per Weighted Average
   Common Share Outstanding
   (30,139,896 for September 30,
   1997)...........................................
 Pro Forma Income Before
  Extraordinary Item Per
  Weighted  Average Common
  Share Outstanding (36,142,332
  for September 30, 1997, pro
  forma)...........................................                                         $   1.41
                                                                                            ========




The accompanying notes are an integral part of the pro forma financial statement.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.      BASIS OF PRESENTATION.

        First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

        The accompanying unaudited pro forma balance sheet and unaudited pro forma statement of operations for the Company reflect the historical financial position of the Company as of September 30, 1997, the historical operations of the Company for the period January 1, 1997 through September 30, 1997, the acquisition of one property on January 9, 1997 (the "1997 Acquisition Property") and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No.1 dated February 12, 1997, 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 33 properties acquired through December 5, 1997 (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No. 1 dated June 30, 1997, 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 91 properties on October 30, 1997 and the additional 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties"), 64 properties acquired on December 9, 1997 (the "Sealy Acquisition Properties"), 25 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") and seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997 and seven properties (the "1997 Acquisition IV Properties"), 28 properties and one property scheduled to be acquired by January 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired during the period November 1, 1997 through December 31, 1997 reported on this Form 8-K/A No.1 dated December 11, 1997.

        The accompanying unaudited pro forma balance sheet as of September 30, 1997 has been prepared based upon certain pro forma adjustments to the historical September 30, 1997 balance sheet of the Company. The unaudited pro forma balance sheet as of September 30, 1997 has been prepared as if the properties acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the issuance of 5,400,000 shares of $.01 par value common stock on October 15, 1997 (the "October 1997 Equity Offering"), the assumption of $15.8 million of secured debt, the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes") and the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes") had occurred on September 30, 1997.

        The accompanying unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared based upon certain pro forma adjustments to the historical September 30, 1997 statement of operations of the Company. The unaudited pro forma statement of operations for the nine months ended September 30, 1997 has been prepared as if the properties acquired subsequent to December 31, 1996 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed. In addition, the unaudited pro forma statement of operations is prepared as if the 40,000 shares of $1 par value Series B Cumulative Preferred Stock issued on May 14, 1997 (the "Series B Preferred Stock Offering"), the 20,000 shares of $1 par value Series C Cumulative Preferred Stock issued on June 6, 1997 (the "Series C Preferred Stock Offering"), the 637,440 shares of $.01 par value common stock issued on September 16, 1997 (the "September 1997 Equity Offering"), the October 1997 Equity Offering, the assumption of $20.3 million of secured debt, the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes had been completed on January 1, 1996.

        The unaudited pro forma balance sheet is not necessarily indicative of what the Company's financial position would have been as of September 30, 1997 had the transactions been consummated as described above, nor does it purport to present the future financial position of the Company. The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the nine months ended

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

September 30, 1997 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.

2.      BALANCE SHEET PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30,
        1997

 (a) The historical balance sheet reflects the financial position of the Company as of September 30, 1997 as reported in the Company's Form 10-Q for the quarter ended September 30, 1997.

 (b) Represents the portion of the Punia Acquisition Properties that were acquired subsequent to September 30, 1997 (the "Punia Acquisition A Properties") as if the acquisitions had occurred on September 30, 1997. The Punia Acquisition A Properties were acquired in a purchase transaction for approximately $7.0 million which was funded with $5.8 million in cash and the issuance of 39,364 limited partnership units in First Industrial, L.P. (the "Units") valued at $1.2 million.

 (c) Represents the purchase of the Pacifica Acquisition Properties as if the acquisition had occurred on September 30, 1997. The Pacifica Acquisition Properties were acquired in a purchase transaction for approximately $193.6 million which was funded with $171.1 million in cash and the issuance of 679,748 Units valued at $22.5 million.

 (d) Represents the purchase of the Sealy Acquisition Properties as if the acquisition had occurred on September 30, 1997. The Sealy Acquisition Properties were acquired in a purchase transaction for approximately $132.6 million which was funded with $99.6 million in cash, the assumption of $8.0 million of mortgage debt and the issuance of 717,375 Units valued at $25.0 million.

 (e) Represents the portion of the 1997 Acquisition II Properties that were acquired subsequent to September 30, 1997 (the "1997 Acquisition IIa Properties") as if the acquisitions had occurred on September 30, 1997.
     The 1997 Acquisition IIa Properties were acquired in a purchase transaction for approximately $29.4 million which was funded with $18.6 million in cash, the assumption of $4.2 million of mortgage debt and the issuance of 199,226 Units valued at $6.6 million.

 (f) Represents the purchase of the 1997 Acquisition III Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition III Properties were acquired in a purchase transaction for approximately $17.7 million which was funded with cash.

 (g) Represents the purchase of the 1997 Acquisition IV Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition IV Properties were acquired in a purchase transaction for approximately $40.6 million which was funded with $37.0 million in cash and the assumption of $3.6 million of mortgage debt.

 (h) Represents the purchase of the 1997 Acquisition V Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition V Properties were acquired in a purchase transaction for approximately $50.5 million which was funded with $49.1 million in cash and the issuance of 42,101 Units valued at $1.4 million.

 (i) Represents the purchase of the 1997 Acquisition VI Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VI Properties were acquired in a purchase transaction for approximately $22.7 million which was funded with cash.

 (j) Represents the purchase of the 1997 Acquisition VII Properties as if the acquisition had occurred on September 30, 1997. The 1997 Acquisition VII Properties were acquired in a purchase transaction for approximately $27.0 million which was funded with cash.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (k) Represents the adjustments needed to present the pro forma balance sheet as of September 30, 1997 as if the properties that were occupied by the previous owner prior to acquisition and additional land parcels that were acquired subsequent to September 30, 1997 had been acquired on September 30, 1997 and the October 1997 Equity Offering, borrowings subsequent to September 30, 1997 under the Company's unsecured revolving credit facilities, the issuance of the 2005 Notes, the issuance of the 2006 Notes and the issuance of the 2017 Notes had occurred on September 30, 1997.


3. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - SEPTEMBER 30, 1997

 (a) The historical operations reflect the operations of the Company for the period January 1, 1997 through September 30, 1997 as reported in the Company's Form 10-Q for the quarter ended September 30, 1997.

 (b) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1997 through the acquisition date of this property on January 9, 1997.

 (c) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1997 through January 31, 1997.

 (d) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1997 through June 30, 1997.

 (e) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (f) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (g) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1997 through September 30, 1997.

 (h) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1997 through September 30, 1997.

 (i) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1997 through the earlier of September 30, 1997 or their respective acquisition dates.

 (j) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1997 through September 30, 1997.

 (k) The historical operations reflect the operations of the 1997 Acquisition IV Properties for the period January 1, 1997 through September 30, 1997.

 (l) The historical operations reflect the operations of the 1997 Acquisition V Properties for the period January 1, 1997 through September 30, 1997.

 (m) The historical operations reflect the operations of the 1997 Acquisition VI Properties for the period January 1, 1997 through September 30, 1997.

 (n) The historical operations reflect the operations of the 1997 Acquisition VII Properties for the period January 1, 1997 through September 30, 1997.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (o) In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the purchase of the Sealy Acquisition Properties, the Company assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan I"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the purchase of the 1997 Acquisition II Properties, the Company assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the purchase of the 1997 Acquisition IV Properties, the Company assumed a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus 1% under the Company's $200 million unsecured revolving credit facility (the"1996 Unsecured Acquisition Facility") or LIBOR plus .8% for borrowings under the Company's $300 million unsecured revolving credit facility (the "1997 Unsecured Acquisition Facility") for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties and the 1997 Acquisition VII Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Stock Offering and Series C Preferred Stock Offering and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Equity Offering and the October 1997 Equity Offering and also reflects an increase in interest expense due to the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes as if such unsecured debt was outstanding as of January 1, 1996.

     The depreciation and amortization adjustments reflect the charges for the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties and the 1997 Acquisition VII Properties from January 1, 1997 through the earlier of their respective acquisition date or September 30, 1997 as if such properties were acquired on January 1, 1996.

     Income allocated to minority interest reflects income attributable to Units owned by unit holders other than the Company. The minority interest adjustment reflects a 14.2% minority interest for the nine months ended September 30, 1997. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1996 and to reflect the completion of the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the September 1997 Equity Offering and the October 1997 Equity Offering as of January 1, 1996.

     The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock and the Series C Preferred Stock as if such preferred stock was outstanding as of January 1, 1996.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)




                                                  First Industrial            First                Other
                                                      Realty                Highland            Acquisition          Acquisition
                                                   Trust, Inc.             Properties            Properties          Properties
                                                   (Historical)           (Historical)          (Historical)        (Historical)
                                                   Note 2 (a)              Note 2 (b)            Note 2 (c)          Note 2 (d)
                                                 -----------------      ---------------       ---------------      -------------
REVENUES:
  Rental Income..........................           $109,113                $1,915                $1,029              $2,893
  Tenant Recoveries and
    Other Income.........................             30,942                   182                   218                 469
                                                   ---------              --------               -------             -------
      Total Revenues.....................            140,055                 2,097                 1,247               3,362
                                                   ---------              --------               -------             -------
EXPENSES:
  Real Estate Taxes......................             23,371                   213                   237                 519
  Repairs and Maintenance................              5,408                   134                    45                 139
  Property Management....................              5,067                    86                    40                 109
  Utilities..............................              3,582                   189                    21                  68
  Insurance..............................                877                    28                    14                  44
  Other..................................                919                   ---                   ---                 ---
  General and Administrative.............              4,018                   ---                   ---                 ---
  Interest Expense.......................             28,954                   ---                   ---                 ---
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs.............              3,286                   ---                   ---                 ---
  Depreciation and Other
    Amortization.........................             28,049                   ---                   ---                 ---
                                                   ---------              --------               -------             -------
      Total Expenses.....................            103,531                   650                   357                 879
                                                   ---------              --------               -------             -------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item.................             36,524                 1,447                   890               2,483
Gain on Sale of Properties...............              4,344                   ---                   ---                 ---
                                                   ---------              --------               -------             -------
Income Before Minority Interest
  and Extraordinary Item.................             40,868                 1,447                   890               2,483
Income Allocated to Minority
  Interest...............................             (2,931)                  ---                   ---                 ---
                                                   ---------              --------               -------             -------
Income Before Extraordinary
  Item...................................             37,937                 1,447                   890               2,483
                                                   ---------              --------               -------             -------
Preferred Stock Dividends ...............             (3,919)                  ---                   ---                 ---
                                                   ---------              --------               -------             -------
Income Before Extraordinary
  Item Available to Common
  Shareholders...........................            $34,018                $1,447                  $890              $2,483
                                                   =========              ========               =======             =======
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December 31,1996)......              $1.37
                                                   =========
Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (36,142,332 for December 31, 1996,
  pro forma).............................


                                                       1996               1997
                                                   Acquisition         Acquisition
                                                    Properties          Property
                                                   (Historical)       (Historical)       Subtotal
                                                    Note 2 (e)         Note 2 (f)      Carry Forward
                                                   -----------       -------------    --------------
REVENUES:
  Rental Income..........................            $7,601               $948          $123,499
  Tenant Recoveries and
    Other Income.........................               944                210            32,965
                                                   --------            -------         ---------
      Total Revenues.....................             8,545              1,158           156,464
                                                   --------            -------         ---------
EXPENSES:
  Real Estate Taxes......................             1,283                167            25,790
  Repairs and Maintenance................               539                 62             6,327
  Property Management....................               354                 30             5,686
  Utilities..............................                30                135             4,025
  Insurance..............................                65                ---             1,028
  Other..................................                 2                ---               921
  General and Administrative.............               ---                ---             4,018
  Interest Expense.......................               ---                ---            28,954
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs.............               ---                ---             3,286
  Depreciation and Other
    Amortization.........................               ---                ---            28,049
                                                   --------            -------         ---------
      Total Expenses.....................             2,273                394           108,084
                                                   --------            -------         ---------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item.................             6,272                764            48,380
Gain on Sale of Properties...............               ---                ---             4,344
                                                   --------            -------         ---------
Income Before Minority Interest
  and Extraordinary Item.................             6,272                764            52,724
Income Allocated to Minority
  Interest...............................               ---                ---            (2,931)
                                                   --------            -------         ---------
Income Before Extraordinary
  Item...................................             6,272                764            49,793
Preferred Stock Dividends ...............               ---                ---            (3,919)
                                                   --------            -------         ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders...........................            $6,272               $764         $  45,874
                                                   ========            =======         =========
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December 31, 1996).....
Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (36,142,332 for December 31, 1996,
  pro forma).............................

                The accompanying notes are an integral part of
                      the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             Lazarus             Punia             Other 1997
                                                              Burman           Acquisition         Acquisition
                                             Subtotal       Properties          Properties         Properties
                                              Carry        (Historical)        (Historical)       (Historical)
                                             Forward        Note 2 (g)          Note 2 (h)         Note 2 (i)
                                            ---------      ------------        ------------       ------------
REVENUES:
  Rental Income...................         $    123,499     $    18,606        $    10,448        $      3,829
  Tenant Recoveries and Other
    Income........................               32,965           4,636              2,668               1,089
                                           ------------     -----------        -----------        ------------
     Total Revenues...............              156,464          23,242             13,116               4,918
                                           ------------     -----------        -----------        ------------
EXPENSES:
  Real Estate Taxes...............               25,790           4,767              1,908               1,131
  Repairs and Maintenance.........                6,327           1,477                795                 124
  Property Management.............                5,686             732                329                  89
  Utilities.......................                4,025             959                586                  27
  Insurance.......................                1,028             275                160                  30
  Other...........................                  921             457                218                 ---
General and Administrative...                     4,018             ---                ---                 ---
Interest Expense..................               28,954             ---                ---                 ---
Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........                3,286             ---                ---                 ---
 Depreciation and Other
  Amortization....................               28,049             ---                ---                 ---
                                           ------------     -----------        -----------        ------------
     Total Expenses...............              108,084           8,667              3,996               1,401
                                           ------------     -----------        -----------        ------------
Income Before Gain on Sales
  of Properties, Minority
  Interest and Extraordinary
  Item ...........................               48,380          14,575              9,120               3,517
Gain on Sales of Properties.......                4,344             ---                ---                 ---
                                           ------------     -----------        -----------        ------------
Income Before Minority
  Interest and Extraordinary
  Item............................               52,724          14,575              9,120               3,517
Income Allocated to Minority
  Interest........................               (2,931)            ---                ---                 ---
                                           ------------     -----------        -----------        ------------
Income Before Extraordinary
  Item............................               49,793          14,575              9,120               3,517
                                           ------------     -----------        -----------        ------------
Preferred Stock Dividends.........               (3,919)            ---                ---                 ---
                                           ------------     -----------        -----------        ------------
Income Before Extraordinary
  Item Available to Common
  Shareholders....................         $     45,874     $    14,575        $     9,120        $      3,517
                                           ============     ===========        ===========        ============
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December
  31, 1996).......................

Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (36,142,332 for December 31,
  1996, pro forma)................


                                           1997
                                       Acquisition I
                                        Properties         Subtotal
                                       (Historical)         Carry
                                        Note 2 (j)         Forward
                                       -------------      ---------
REVENUES:
  Rental Income...................     $     1,451       $   157,833
  Tenant Recoveries and Other
    Income........................             648            42,006
                                       -----------       -----------
     Total Revenues...............           2,099           199,839
                                       -----------       -----------
EXPENSES:
  Real Estate Taxes...............             490            34,086
  Repairs and Maintenance.........             102             8,825
  Property Management.............              54             6,890
  Utilities.......................               7             5,604
  Insurance.......................              22             1,515
  Other...........................             ---             1,596
General and Administrative...                  ---             4,018
Interest Expense..................             ---            28,954
Amortization of Interest Rate
  Protection Agreements and
  Deferred Financing Costs........             ---             3,286
 Depreciation and Other
  Amortization....................             ---            28,049
                                       -----------       -----------
     Total Expenses...............             675           122,823
                                       -----------       -----------
Income Before Gain on Sales
  of Properties, Minority
  Interest and Extraordinary
  Item ...........................           1,424            77,016
Gain on Sales of Properties.......             ---             4,344
                                       -----------       -----------
Income Before Minority
  Interest and Extraordinary
  Item............................           1,424            81,360
Income Allocated to Minority
  Interest........................             ---            (2,931)
                                       -----------       -----------
Income Before Extraordinary
  Item............................           1,424            78,429
                                       -----------       -----------
Preferred Stock Dividends.........             ---            (3,919)
                                       -----------       -----------
Income Before Extraordinary
  Item Available to Common
  Shareholders....................     $     1,424       $    74,510
                                       ===========       ===========
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December
  31, 1996).......................

Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (36,142,332 for December 31,
  1996, pro forma)................

The accompanying notes are an integral part of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                                          1997
                                                                            Pacifica                Sealy              Acquisition
                                                                          Acquisition            Acquisition               II
                                                       Subtotal            Properties             Properties            Properties
                                                        Carry             (Historical)           (Historical)          (Historical)
                                                       Forward             Note 2(k)              Note 2(l)             Note 2(m)
                                                      ----------          -----------            -----------          ------------
REVENUES:
  Rental Income...........................            $ 157,833           $ 16,849               $ 15,163             $ 6,213
  Tenant Recoveries and
    Other Income..........................               42,006              3,453                  1,546               1,256
                                                      ---------          ---------               --------             -------
      Total Revenues......................              199,839             20,302                 16,709               7,469
                                                      ---------          ---------               --------             -------
EXPENSES:
  Real Estate Taxes.......................               34,086              2,521                  2,068               1,518
  Repairs and Maintenance.................                8,825              1,554                  1,546                 424
  Property Management.....................                6,890                767                    700                 254
  Utilities...............................                5,604                547                    329                  53
  Insurance...............................                1,515                116                    264                  56
  Other...................................                1,596                155                    ---                  31
  General and Administrative..............                4,018                ---                    ---                 ---
  Interest Expense........................               28,954                ---                    ---                 ---
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs..............                3,286                ---                    ---                 ---
  Depreciation and Other
    Amortization..........................               28,049                ---                    ---                 ---
                                                      ---------          ---------               --------             -------
      Total Expenses......................              122,823              5,660                  4,907               2,336
                                                      ---------          ---------               --------             -------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item..................               77,016             14,642                 11,802               5,133
Gain on Sale of Properties................                4,344                ---                    ---                 ---
                                                      ---------          ---------               --------             -------
Income Before Minority Interest
  and Extraordinary Item..................               81,360             14,642                 11,802               5,133
Income Allocated to Minority
  Interest................................               (2,931)               ---                    ---                 ---
                                                      ---------          ---------               --------             -------
Income Before Extraordinary
  Item....................................               78,429             14,642                 11,802               5,133
                                                      ---------          ---------               --------             -------
Preferred Stock Dividends ................               (3,919)               ---                    ---                 ---
                                                      ---------          ---------               --------             -------
Income Before Extraordinary
  Item Available to Common
  Shareholders............................            $  74,510           $ 14,642               $ 11,802             $ 5,133
                                                      =========          =========               ========             =======
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December 31,
  1996)...................................
Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (36,142,332 for December 31,
  1996, pro forma)........................

                                                       1997                1997
                                                    Acquisition          Acquisition
                                                        III                 IV
                                                     Properties          Properties           Subtotal
                                                    (Historical)        (Historical)           Carry
                                                     Note 2 (n)          Note 2 (o)           Forward
                                                   --------------      --------------       ----------
REVENUES:
  Rental Income...........................            $ 1,945           $ 2,230              $ 200,233
  Tenant Recoveries and
    Other Income..........................                244               219                 48,724
                                                      -------          --------              ---------
      Total Revenues......................              2,189             2,449                248,957
                                                      -------          --------              ---------
EXPENSES:
  Real Estate Taxes.......................                222               217                 40,632
  Repairs and Maintenance.................                168                99                 12,616
  Property Management.....................                 91                39                  8,741
  Utilities...............................                 51                73                  6,657
  Insurance...............................                 14                48                  2,013
  Other...................................                  4                 5                  1,791
  General and Administrative..............                ---               ---                  4,018
  Interest Expense........................                ---               ---                 28,954
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs..............                ---               ---                  3,286
Depreciation and Other
  Amortization............................                ---               ---                 28,049
                                                      -------          --------              ---------
      Total Expenses......................                550               481                136,757
                                                      -------          --------              ---------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item..................              1,639             1,968                112,200
Gain on Sale of Properties................                ---               ---                  4,344
                                                      -------          --------              ---------
Income Before Minority Interest
  and Extraordinary Item..................              1,639             1,968                116,544
                                                      -------          --------              ---------
Income Allocated to Minority
  Interest................................                ---               ---                 (2,931)
                                                      -------          --------              ---------
Income Before Extraordinary
  Item....................................              1,639             1,968                113,613
                                                      -------          --------              ---------
Preferred Stock Dividends ................                ---               ---                 (3,919)
                                                      -------          --------              ---------
Income Before Extraordinary
  Item Available to Common
  Shareholders............................            $ 1,639           $ 1,968              $ 109,694
                                                      =======          ========              =========
Income Before Extraordinary
  Item Per Weighted Average
  Common Share Outstanding
  (24,755,953 for December 31,
  1996)...................................
Pro Forma Income Before
  Extraordinary Item Per
  Weighted Average Common
  Share Outstanding
  (36,142,332 for December 31,
  1996, pro forma)........................

                  The accompanying notes are an integral part
                     of the pro forma financial statement.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                1997                   1997                  1997
                                                            Acquisition V         Acquisition VI        Acquisition VII
                                            Subtotal          Properties            Properties            Properties
                                             Carry           (Historical)          (Historical)          (Historical)
                                            Forward           Note 2 (p)            Note 2 (q)            Note 2 (r)
                                           ---------        -------------         --------------        --------------
REVENUES:
  Rental Income.....................      $    200,233       $      5,822          $      2,076          $      3,232
  Tenant Recoveries and
    Other Income....................            48,724                791                   553                   744
                                          ------------       ------------          ------------          ------------
     Total Revenues.................           248,957              6,613                 2,629                 3,976
                                          ------------       ------------          ------------          ------------
EXPENSES:
  Real Estate Taxes.................            40,632                659                   213                   750
  Repairs and Maintenance...........            12,616                560                   203                   507
  Property Management...............             8,741                234                   146                    60
  Utilities.........................             6,657                187                    27                   174
  Insurance.........................             2,013                 88                    24                    40
  Other.............................             1,791                 52                    78                    84
  General and Administrative........             4,018                ---                   ---                   ---
  Interest Expense..................            28,954                ---                   ---                   ---
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs........             3,286                ---                   ---                   ---
  Depreciation and Other
    Amortization....................            28,049                ---                   ---                   ---
                                          ------------       ------------          ------------          ------------
     Total Expenses.................           136,757              1,780                   691                 1,615
                                          ------------       ------------          ------------          ------------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item............           112,200              4,833                 1,938                 2,361
Gain on Sale of Properties..........             4,344                ---                   ---                   ---
                                          ------------       ------------          ------------          ------------
Income Before Minority Interest
  and Extraordinary Item............           116,544              4,833                 1,938                 2,361
Income Allocated to Minority
  Interest..........................            (2,931)               ---                   ---                   ---
                                          ------------       ------------          ------------          ------------
Income Before Extraordinary
  Item..............................           113,613              4,833                 1,938                 2,361
                                          ------------       ------------          ------------          ------------
Preferred Stock Dividends ..........            (3,919)               ---                   ---                   ---
                                          ------------       ------------          ------------          ------------
Income Before Extraordinary
 Item Available to Common
  Shareholders......................      $    109,694       $      4,833          $      1,938          $      2,361
                                          ============       ============          ============          ============
Income Before Extraordinary
   Item Per Weighted Average
   Common Share Outstanding
   (24,755,953 for December 31,
   1996)............................
Pro Forma Income Before
   Extraordinary Item Per
   Weighted Average Common
   Share Outstanding
   (36,142,332 for December 31,
   1996, pro forma).................

                                                                    First
                                                                 Industrial
                                           Pro Forma               Realty
                                          Adjustments            Trust, Inc.
                                           Note 2 (s)             Pro Forma
                                          -----------            -----------
REVENUES:
  Rental Income.....................      $       ---            $    211,363
  Tenant Recoveries and
    Other Income....................              ---                  50,812
                                          -----------            ------------
     Total Revenues.................              ---                 262,175
                                          -----------            ------------
EXPENSES:
  Real Estate Taxes.................              ---                  42,254
  Repairs and Maintenance...........              ---                  13,886
  Property Management...............              ---                   9,181
  Utilities.........................              ---                   7,045
  Insurance.........................              ---                   2,165
  Other.............................              ---                   2,005
  General and Administrative........              ---                   4,018
  Interest Expense..................           18,429                  47,383
  Amortization of Interest Rate
    Protection Agreements and
    Deferred Financing Costs........              ---                   3,286
  Depreciation and Other
    Amortization....................           19,313                  47,362
                                          -----------            ------------
     Total Expenses.................           37,742                 178,585
                                          -----------            ------------
Income Before Gain on Sales of
  Properties, Minority Interest
  and Extraordinary Item............          (37,742)                 83,590
Gain on Sale of Properties..........              ---                   4,344
                                          -----------            ------------
Income Before Minority Interest
  and Extraordinary Item............          (37,742)                 87,934
Income Allocated to Minority
  Interest..........................           (7,143)                (10,074)
                                          -----------            ------------
Income Before Extraordinary
  Item..............................          (44,885)                 77,860
                                          -----------            ------------
Preferred Stock Dividends ..........          (13,065)                (16,984)
                                          -----------            ------------
Income Before Extraordinary
 Item Available to Common
  Shareholders......................      $   (57,950)           $     60,876
                                          ===========            ============
Income Before Extraordinary
   Item Per Weighted Average
   Common Share Outstanding
   (24,755,953 for December 31,
   1996)............................
Pro Forma Income Before
   Extraordinary Item Per
   Weighted Average Common
   Share Outstanding
   (36,142,332 for December 31,
   1996, pro forma).................                             $       1.68
                                                                 ============

The accompanying notes are an integral part of the pro forma financial statement.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

1.      BASIS OF PRESENTATION.

        First Industrial Realty Trust, Inc. and its Subsidiaries (the "Company") was organized in the state of Maryland on August 10, 1993. The Company is a real estate investment trust ("REIT") as defined in the Internal Revenue Code.

        The accompanying unaudited pro forma statement of operations for the Company reflects the historical operations of the Company for the period January 1, 1996 through December 31, 1996 and the acquisition of 28 properties (the "First Highland Properties") and 18 properties (the "Other Acquisition Properties") acquired by the Company between January 1, 1996 and April 10, 1996 which were reported on Form 8-K/A No. 1 dated March 20, 1996, the acquisition of 14 properties (the "Acquisition Properties") and 43 properties (the "1996 Acquisition Properties") between April 11, 1996 and December 31, 1996, one property acquired on January 9, 1997 (the "1997 Acquisition Property"), and 39 properties acquired on January 31, 1997 (the "Lazarus Burman Properties") which are reported on Form 8-K/A No. 1 dated February 12, 1997, the acquisition of 15 properties (the "Punia Phase I Properties") acquired on June 30, 1997 and 33 properties acquired through December 5, 1997 (the "Punia Phase II Properties") (together, the "Punia Acquisition Properties") which are reported on Form 8-K/A No.1 dated June 30, 1997, 11 properties acquired during the period February 1, 1997 through July 14, 1997 (the "Other 1997 Acquisition Properties") and two properties acquired during the period February 1, 1997 through July 14, 1997 (the "1997 Acquisition I Properties") reported on Form 8-K/A No. 2 dated June 30, 1997, the acquisition of 91 properties on October 30, 1997 and the additional 15 properties to be acquired within the next several months (together, the "Pacifica Acquisition Properties"), 64 properties acquired on December 9, 1997 (the "Sealy Acquisition Properties"), 25 properties acquired during the period July 15, 1997 through October 31, 1997 (the "1997 Acquisition II Properties") and seven properties acquired on October 17, 1997 (the "1997 Acquisition III Properties") which are reported on Form 8-K dated October 30, 1997 and seven properties (the "1997 Acquisition IV Properties"), 28 properties and one property scheduled to be acquired by January 31, 1998 (together, the "1997 Acquisition V Properties"), 36 properties (the "1997 Acquisition VI Properties") and eight properties (the "1997 Acquisition VII Properties") acquired during the period November 1, 1997 through December 31, 1997 reported on this Form 8-K/A No.1 dated December 11, 1997.

        The accompanying unaudited pro forma statement of operations for the year ended December 31, 1996 has been prepared based upon certain pro forma adjustments to the historical December 31, 1996 statement of operations of the Company. The unaudited pro forma statement of operations for the year ended December 31, 1996 has been prepared as if the properties acquired subsequent to December 31, 1995 had been acquired on either January 1, 1996 or the lease commencement date if the property was developed and as if the 5,175,000 shares of $.01 par value common stock issued on February 2, 1996 (the "February 1996 Equity Offering"), the 5,750,000 shares of $.01 par value common stock issued on October 25, 1996 (the "October 1996 Equity Offering"), the 40,000 shares of $1 par value Series B Cumulative Preferred Stock issued on May 14, 1997 (the "Series B Preferred Stock Offering"), the 20,000 shares of $1 par value Series C Cumulative Preferred Stock issued on June 6, 1997 (the "Series C Preferred Stock Offering"), the 637,440 shares of $.01 par value common stock issued on September 16, 1997 (the "September 1997 Equity Offering"), the 5,400,000 shares of $.01 par value common stock issued on October 15, 1997 (the "October 1997 Equity Offering"), the assumption of $66.5 million of secured debt, the issuance on November 20, 1997 of $50.0 million of unsecured debt bearing interest at 6.90% which matures on November 21, 2005 (the "2005 Notes"), the issuance on December 8, 1997 of $150.0 million of unsecured debt bearing interest at 7.00% which matures December 1, 2006 (the "2006 Notes") and the issuance on December 8, 1997 of $100.0 million of unsecured debt bearing interest at 7.50% which matures on December 1, 2017 (the "2017 Notes") had been completed on January 1, 1996.

        The unaudited pro forma statement of operations is not necessarily indicative of what the Company's results of operations would have been for the year ended December 31, 1996 had the transactions been consummated as described above, nor does it purport to present the future results of operations of the Company.

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

2. STATEMENT OF OPERATIONS PRO FORMA ASSUMPTIONS AND ADJUSTMENTS - DECEMBER 31, 1996

 (a) The historical operations reflect income from continuing operations of the Company for the period January 1, 1996 through December 31, 1996 as reported on the Company's Form 10-K dated March 27, 1997.

 (b) The historical operations reflect the operations of the First Highland Properties for the period January 1, 1996 through the acquisition date of these properties on March 20, 1996.

 (c) The historical operations reflect the operations of the Other Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (d) The historical operations reflect the operations of the Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (e) The historical operations reflect the operations of the 1996 Acquisition Properties for the period January 1, 1996 through their respective acquisition dates.

 (f) The historical operations reflect the operations of the 1997 Acquisition Property for the period January 1, 1996 through December 31, 1996.

 (g) The historical operations reflect the operations of the Lazarus Burman Properties for the period January 1, 1996 through December 31, 1996.

 (h) The historical operations reflect the operations of the Punia Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (i) The historical operations reflect the operations of the Other 1997 Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (j) The historical operations reflect the operations of the 1997 Acquisition I Properties for the period January 1, 1996 through December 31, 1996.

 (k) The historical operations reflect the operations of the Pacifica Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (l) The historical operations reflect the operations of the Sealy Acquisition Properties for the period January 1, 1996 through December 31, 1996.

 (m) The historical operations reflect the operations of the 1997 Acquisition II Properties for the period January 1, 1996 through December 31, 1996.

 (n) The historical operations reflect the operations of the 1997 Acquisition III Properties for the period January 1, 1996 through December 31, 1996.

 (o) The historical operations reflect the operations of the 1997 Acquisition IV Properties for the period January 1, 1996 through December 31, 1996.

 (p) The historical operations reflect the operations of the 1997 Acquisition V Properties for the period January 1, 1996 through December 31, 1996.

 (q) The historical operations reflect the operations of the 1997 Acquisition VI Properties for the period January 1, 1996 through December 31, 1996.

                      FIRST INDUSTRIAL REALTY TRUST, INC.
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS

 (r) The historical operations reflect the operations of the 1997 Acquisition VII Properties for the period January 1, 1996 through December 31, 1996.

 (s) In connection with the First Highland Properties acquisition, the Company assumed two mortgage loans totaling $9.4 million (the "Assumed Indebtedness") and also entered into a new mortgage loan in the amount of $36.8 million ( the "New Indebtedness"). The interest expense adjustment reflects interest on the Assumed Indebtedness and the New Indebtedness as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the Lazarus Burman Properties acquisition, the Company assumed two mortgage loans totaling $4.5 million (the "Lazarus Burman Mortgage Loans"). The interest expense adjustment reflects interest on the Lazarus Burman Mortgage Loans for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the purchase of the Sealy Acquisition Properties, the Company assumed an $8.0 million mortgage loan (the "Acquisition Mortgage Loan I"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan I for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the 1997 Acquisition II Properties acquisition, the Company assumed a $4.2 million mortgage loan (the "Acquisition Mortgage Loan II"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan II for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     In connection with the 1997 Acquisition IV Properties acquisition, the Company assumed a $3.6 million mortgage loan (the "Acquisition Mortgage Loan III"). The interest expense adjustment reflects interest on the Acquisition Mortgage Loan III for the pro forma period and as if such indebtedness was outstanding beginning January 1, 1996.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings at the 30-day London Interbank Offered Rate ("LIBOR") plus 2% for borrowings under the Company's $150 million secured revolving credit facility (the "1994 Acquisition Facility") for the assumed earlier purchase of the Other Acquisition Properties offset by the interest savings related to the assumed repayment of $59.4 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the February 1996 Equity Offering.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 2% for borrowings under the 1994 Acquisition Facility or LIBOR plus 1.1% for borrowings under the Company's $200 million unsecured revolving credit facility (the "1996 Unsecured Acquisition Facility") for the assumed earlier purchase of the Acquisition Properties and the 1996 Acquisition Properties, offset by the related interest savings related to the assumed repayment of $84.2 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the October 1996 Equity Offering.

     The interest expense adjustment reflects an increase in the acquisition facility borrowings at LIBOR plus 1% for borrowings under the 1996 Acquisition Facility or LIBOR plus .8% for borrowings under the Company's $300 million unsecured acquisition facility (the "1997 Unsecured Acquisition Facility") for the assumed earlier purchase of the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties and the 1997 Acquisition VII Properties offset by the interest savings related to the assumed repayment of $144.0 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the Series B Preferred Stock Offering and Series C Preferred Stock Offering and the assumed repayment of $196.1 million of acquisition facility borrowings on January 1, 1996 from the proceeds of the September 1997 Equity Offering and the October 1997 Equity

                     FIRST INDUSTRIAL REALTY TRUST, INC.
                   NOTES TO PRO FORMA FINANCIAL STATEMENTS

Offering and also reflects an increase in interest expense due to the issuance of the 2005 Notes, the 2006 Notes and the 2017 Notes as if such unsecured debt was outstanding as of January 1, 1996.

The depreciation and amortization adjustment reflects the charges for the First Highland Properties, the Other Acquisition Properties, the Acquisition Properties, the 1996 Acquisition Properties, the 1997 Acquisition Property, the Lazarus Burman Properties, the Punia Acquisition Properties, the Other 1997 Acquisition Properties, the 1997 Acquisition I Properties, the Pacifica Acquisition Properties, the Sealy Acquisition Properties, the 1997 Acquisition II Properties, the 1997 Acquisition III Properties, the 1997 Acquisition IV Properties, the 1997 Acquisition V Properties, the 1997 Acquisition VI Properties and the 1997 Acquisition VII Properties from January 1, 1996 through the earlier of their respective acquisition date or December 31, 1996 and if such properties were acquired on January 1, 1996.

Income allocated to minority interest reflects income attributable to Units owned by unitholders other than the Company. The minority interest adjustment reflects a 14.2% minority interest for the year ended December 31, 1996. This adjustment reflects the income to unitholders for Units issued in connection with certain property acquisitions as if such Units had been issued on January 1, 1996 and to reflect the completion of the February 1996 Equity Offering, the October 1996 Equity Offering, the Series B Preferred Stock Offering, the Series C Preferred Stock Offering, the September 1997 Equity Offering and the October 1997 Equity Offering as of January 1, 1996.

The preferred stock dividend adjustment reflects preferred dividends attributable to the Series B Preferred Stock and the Series C Preferred Stock as if such preferred stock was outstanding as of January 1, 1996.

                                  SIGNATURE
                                  ---------

        Pursuant to the requirements of the Securities Exchange Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             FIRST INDUSTRIAL REALTY TRUST, INC.



January 22, 1998                             By:     /s/  Michael J. Havala
                                                --------------------------------
                                                  Michael J. Havala
                                                  Chief Financial Officer
                                                  (Principal Financial and
                                                  Accounting Officer)

                                EXHIBIT INDEX
                                -------------


Exhibit No.     Description
-----------     -----------
     23         Consent of Coopers & Lybrand L.L.P.,
                Independent Accountants